BLUECALYPSO®

MOBILE SHOPPER ENGAGEMENT

BUSINESS OVERVIEW

SPRING 2015

Safe Harbor Statement

The statements made on this conference call for fiscal 2015 and beyond represent "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and are subject to a number of risks and uncertainties. These include, among other risks and uncertainties, whether we will be able to generate sufficient cash flow from our operations or other sources to fund our working capital needs, failure to adequately protect or intellectual property, successfully introduce and attain market acceptance of any new products, attract and retain qualified personnel in an extremely competitive environment, and potential obsolescence of our technologies.

In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," "projects," "predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, these forward-looking statements represent our estimates and assumptions only as of the date of this presentation. Except as otherwise required by law, we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any change in our expectations or any change in events, conditions or circumstances on which any of our forward-looking statements are based. We qualify all of our forward-looking statements by these cautionary statements.

Why Blue Calypso?

Founder and author of the patents and inventor of the BC platform, Andrew Levi (14% holder) is driving the Company as CEO. Co-founder/inventor Brad Bauer is Director of Innovation. BCYP is a practicing entity with founder-developed patents.

All issued patents have been "battle tested" through the PTAB/CBMR process with 28 claims across 4 related patents surviving (Dec 2014). 11 patents pending with more in the works. Fish & Richardson on full contingency for infringement litigation proceedings in the Eastern District of Texas (EDTX).

Clean balance sheet with no debt and limited warrant overhang. No shareholders with any preferences.

Sales pipeline is growing and we have reduced expenses. Continuing to expand solution portfolio with an acute focus on multi-location brick-and-mortar retailers.

STRATEGY: To Deliver Software Solutions and Patented Technology for Mobile Shopper Engagement

A developer of patented mobile consumer engagement and social advocacy/loyalty solutions for retailers and product manufacturers.

By combining technology with shopper marketing and mobile engagement expertise, we believe that BCYP's offerings will ensure clients connect in new and exciting ways with store visitors.


Products
Services
Technology Licensing

Enhancing the Customer Journey


Awareness
Product announcements
Seasonal messages
Branding campaigns
Social sharing
Advocacy & Loyalty
Referral: Tell-A-Friend
Rewards program
Community building
Retention
Acquisition
Media placements
Online / In-store experience
Web & social integration
Subscription campaigns
Transaction
Drive traffic & revenue
Offers & incentives
Engagement
Progressive profiling
Segmentation & targeting
Personalization

Source: Mobile Marketing Association 2015

Blue Calypso - What We Do (cont.)


Enhancing the Customer Journey
DIGITAL
mobile opt-in
social media
mobile email
mobile video
mobile web/
mobile wallet/Push
AWARENESS
ENGAGEMENT
TRANSACTION
LOYALTY
print
signage
in-store call to action/receipts
loyalty program
OFFLINE
sears
comebackcash
get a $10 award card

Source: Mobile Marketing Association 2015

GOAL: To Increase Shareholder Value through Delivery of Mobile Shopper Engagement Solutions and Licensing of Technology


Build Recurring Revenue Streams
Expand & Protect Patented Technology
Provide Innovative Development Services

EXECUTION: Recent Transformational Accomplishments

Building Core Business

Products

- Launched Mobile ADvantage™
- Launching KIOSentrix™
- Enhanced DashTAGG® capabilities
- **Services**
- BC Labs generating services revenue
- Partnering with IntegraColor to work with national retailers & brands

Leveraging IP Portfolio

Validated patents

- LivingSocial Settlement
- MyLikes Settlement
- PTAB/CBMR

Acquired gamification technology

- Patents pending
- Patent development ongoing

Improved Balance Sheet

- Zero debt
- No preferred shares
- No shareholders with preferences
- Minimal warrant overhang

Targeting a Large and Growing Addressable Digital Marketplace

Forecasted US Interactive Marketing Spend, 2014 to 2019 ($ in B)

This statistic presents a forecast of the U.S. digital marketing spending from 2014 to 2019, broken down by segment. Search marketing spending is expected to amount to 45.39 billion U.S. dollars in 2019, up from 27.9 billion in 2014.


Spending in billion U.S. dollars
125
100
75
50
25
0
2014
2015
2016
2017
2018
2019
27.9
19.8
7.52
31.62
23.68
9.74
35
27.92
11.72
38.47
31.28
13.51
41.89
34.48
15.36
45.39
37.57
17.34
3.07
Search marketing
Display advertising
Social media
E-mail marketing

Source: Forrester Research, Inc.

Mobile Usage in Retail is Skyrocketing – Yet Early Stage

Shoppers Want Relevant Content While On the Path-to-Purchase

63%

Of consumers who have a mobile device are more likely to buy something from a retailer if they receive a coupon on their mobile device while shopping in-store. *(RetailMeNot, Inc 2014)*

15 min

Average time smartphone shoppers use their phones in-store. *(Google Shopper Marketing Council, 2014)*

65%

65% of all mobile consumers are looking to make a purchase that day. *(xAd/Telemetrics Mobile Path to Purchase, 2014)*

$600B

Amount of 2013 retail sales converted when a shopper used mobile device before or during an in-store shopping trip. *(CEA, 2014)*

Mobile Usage in Retail is Skyrocketing – Yet Early Stage

Shoppers Want Relevant Content While On the Path-to-Purchase


Value of US In-Store Retail Sales Influenced by Beacon-Triggered Messages, 2015 & 2016
billions
$4.1
$44.4
2015
2016
Note: among the top 100 US retail locations
Source: BI Intelligence, "The Beacons Report," Feb 9, 2015
185195
www.eMarketer.com


Source: Deloitte
Mobile Coupon Usage
440 %
-10%
Print Coupons
Mobile Coupons

Consumers Prefer Customized Experiences

Shoppers would be more likely to shop in stores that offer:

85%
Personalized coupons and exclusive offers provided in-store

64%
Recommendations for specific products to purchase

54%
Recommendations based on what friends/family have purchased

Source: Google/Ipsos/MediaCT 2014

Digital Innovation Solutions That Help Retailers Connect with Shoppers

MOBILE ADVANTAGE™ + KIOSENTRIX™

CONVERTING SHOPPERS INTO BUYERS

Converting Shoppers to Buyers



KIOSENTRIX
KIOSENTRIX

DASHTAGG

Engagement Through Gamification



AT&T 2:46 PM 34%
DASHTAGG
DASHTAGG
RANK 24
952 My Points
2 Available TAGGs
13 TAGGs Used
TAGGs
TAGG-able
TAGGs
Leaders
RANK 1 Gunner77 1275 points
RANK 2 Daisy23 1005 points
RANK 3 Princess13 935 points
RANK Chris44 675

SOCIALECHO™

Activate Brand Advocates to Amplify Campaigns



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Select Clients

OREO | travelocity | MOTOROLA | ad:tech | Taco Bueno | Hotels.com | ROCK THE VOTE

Innovative Software Development Drives Revenue & Technology Licensing Opportunities

A Culture of Innovation

BLUECALYPSO® LABS

Blue Calypso Labs ("BCLabs") crafts innovative solutions engineered to scale and create a competitive edge for client sectors such as:

- Marketing/Consumer-Facing
- Supply Chain/eCommerce
- Financial

Strategic Partnerships

Retail-focused partners with strategic offerings and thousands of customers nation-wide.

IntegraColor. Adventí MEDIA SMB SUITE aztec SYSTEMS

Patented Technology Is a Key Driver to Future Success

Strong IP: 2 patent families in tested portfolio

- 5 patents granted (1 lost in CBMR process)
- 11 patents pending with more in the works
- PTAB/CBMR process affirmed 28 claims in 4 patents

Enforcing IP portfolio

- Represented by Fish & Richardson, a leading global patent firm on full contingency
- Pending cases filed in the Eastern District of Texas Federal Court

Strengthening IP portfolio

- Developing new technology through strategic R&D & protecting our innovation by filing new patents regularly
- Evaluating & acquiring related technology

Enterprise licenses

- LivingSocial
- MyLikes


(12) United States Patent
Levi et al.
(10) Patent No.: US 7,664,516 B2
(45) Date of Patent: Feb. 16, 2010
(54) METHOD AND SYSTEM FOR PEER-TO-PEER ADVERTISING BETWEEN MOBILE COMMUNICATION DEVICES
(56) References Cited
U.S. PATENT DOCUMENTS
(57) ABSTRACT

Current Enforcement Activities

Enterprise technology licensing creates significant potential.

Infringing Company	Category	Suit Filed	
GROUPON	Daily Deal	8/1/2012	
livingsocial	Daily Deal	8/27/2012	SETTLED
yelp	Review/Check-in	10/22/2012	
izea	Social Promotion	10/22/2012	
mylikes	Social Promotion	11/06/2012	SETTLED
foursquare	Check-in	11/06/2012	

Blue Calypso Patents and Applications


Games
Mutual Agreement
Tipping Point
Geolocation
14/042,319
7/26/13–Prov.
9/30/13–Filed
17593.0136
7,664,516
12/27/04–Prov.
12/23/05–Filed
2/16/10–Granted
17593.0102
On Appeal
12/843,701
7/26/10–Filed
11/21/14–OA Received
17593.0137
61/970,844
3/26/14–Filed
17593.0146
Electronic Offers
Testimonials
14/070,329
11/1/13–Filed
17593.0140
8,452,646
10/14/10 - Filed
5/28/13 - Granted
On Appeal
17593.0110
8,155,679
11/18/09 - Filed
4/10/12 - Granted
On Appeal
17593.0103
8,438,055
7/1/10 - Filed
5/7/13 - Granted
On Appeal
17593.0109
13/902,256
5/24/13–Filed
17593.0127
8,457,670
3/16/12 - Filed
6/4/13 - Granted
On Appeal
17593.0121
13/888,270
5/6/13 - Filed
17593.0126
CIP
in Process
(Viral Media)
17593.0141
13/908,825
6/3/13–Filed
17593.0128
14/291,977
5/30/14–Filed
On Appeal
17593.0148
14/645,281
3/11/15–Filed
17593.0159
14/573,634
12/17/14–Filed
4/8/15–OA Received
17593.0151
14/645,300
3/11/15–Filed
17593.0160

Chronology Related to Blue Calypso Patent Litigation

Jul. 2012 - BCYP files infringement suit in EDTx against Groupon, LivingSocial, FourSquare, Yelp, IZEA and MyLikes.

Jul. 2013 – BCYP settles with MyLikes under confidential terms

Aug. 2013 – BCYP settles with LivingSocial under confidential terms

Sep. 2013 - Federal Court denies Groupon petition for transfer of patent infringement case

Dec. 2013 - Groupon filed petitions with the Patent Trial and Appeal Board (PTAB) to conduct a Covered Business Method Review (CBMR) of all 5 of Blue Calypso's issued Patents.

Jan. 2014 – BCYP joins stay with concessions for accelerated trial post-PTAB

Dec. 2014 - PTAB issues their ruling – 28 claims in 4 patents survive

Jan. 2015 – BCYP files motion to lift stay, defendants oppose

Jan. 2015 – BCYP files Notice of Appeal to the Federal Circuit regarding PTAB decisions

Apr. 2015 – Judge Gilstrap in EDTx Court lifts stay

Apr. 2015 – BCYP Appeal Briefing due at Federal Circuit

Jun. 2015* – Claim Construction hearing "Markman" scheduled on 06/29/2015

Dec. 2015* – Infringement trial in EDTx

* Future Events

Leadership Team



Andrew Levi – Founder, CEO and CTO; Serial Entrepreneur; 20 years experience; Founder of Aztec Systems; Boardroom Software; Critical Devices, BridgePoint360; Tablature



Brad Bauer - Director of Innovation; 30 years experience with Aztec Systems, Zane Interactive Publishing, Systems Integration & Analysis and Automation Technologies.



Brad Rushing - Creative Director 16 years of creative experience in advertising, publishing layout and manufacturing design. Directs all UI and UX design for mobile solutions.



Chris Fameree – Chief Financial Officer; Founding member of Assure Professional (Assure) with 10+ years of combined public accounting and industry experience with CB&H, PricewaterhouseCoopers.



William Mould- VP, Director of Sales; 20 years of marketing and sales experience with G/O Digital and USA TODAY.com; AOL/Huffington Post; Adara Global; Hearst Publications; OMD, FCB and McCann Erickson.



Laurie Stovall - Director of Client Service; 18 years of marketing/advertising experience in a variety of industries including telecom, multinationals, hospitality and automotive.

Board of Directors



Andrew Levi – Chairman of the Board, Founder, CEO and CTO; Serial Entrepreneur; 20 years experience; Founder of Aztec Systems; Boardroom Software; Critical Devices, BridgePoint360; Tablature



Jon Merriman – Board Member- CEO of Merriman Holdings, Inc., 25 years of investment banking experience: Managing Director of Wells Securities (WFS); CEO of Ratexchange



Charlie Thomas – Board Member- SVP Sales for Centro and the Founder/President of Step Ahead Strategies; VP of online sales Time Inc.; VP of Display Sales Strategy Yahoo



Andrew Malloy– Board Member- Managing Member and Executive Producer at Quixotic Endeavors LLC; Managing Director Monument Capital Group LLC; Managing Director Massey Quick and Shepherd Kaplan LLC



Dennis Schmal – Board Member- Senior business advisor with Keiretsu Forum; 27 years with Arthur Andersen; Chairman of the Board of Pacific Metrics Corp; Merriman Capital; NorthBay Bancorp

Advisory Board

In addition to the Board of Directors, Blue Calypso has an Advisory Board comprised of executives who provide vast experience, knowledge and industry relationships to the Company



Chris Forsberg– Operations executive with over 20 years of experience and successes in leading teams through the design, development, and launch of leading-edge solutions and processes.



Mark Kaline – 30+ year media veteran who has worked for media companies, advertising agencies and major corporations.



Peter C. Ku – An intellectual property and commercial transactions attorney. Currently Director of Business Development, Strategic Alliances & Legal Affairs at SMART Technologies.



Brian Schultz– Founder/Owner and CEO of Studio Movie Grill, a modern in-theater cinema-dining concept combining first-run movies with table service restaurants.

Upcoming and Recurring Milestones

Accomplished Milestones

- License Agreements
- Debt Elimination & Financial Improvement
- BC Labs Partnership & Engagements
- Patent Expansion
- Product Launches
- PTAB/CBMR process completed & EDTX stay lifted.

Upcoming and Recurring Milestones

- Customer Wins
- Patent Portfolio Expansion
- Product Enhancements
- License Agreements
- Infringement Litigation in EDTX
- PTAB/CBMR Appeal